SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549

                                FORM 8-K
                             CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            October 27, 1998
                  (date of earliest event reported)

                      PNC MORTGAGE SECURITIES CORP.
               as Depositor and Master Servicer under a
                    Pooling and Servicing Agreement
                      dated as of October 1, 1998
                     providing for the issuance of

                               $743,559,038

                  MORTGAGE PASS-THROUGH CERTIFICATES
                             SERIES 1998-11

            Delaware            333-50053             T/B/D

           (State or other     (Commission            (IRS Employer
            jurisdiction of     File Number)          Identification
            Incorporation)                            Number)

                          75 NORTH FAIRWAY DRIVE
                       VERNON HILLS, ILLINOIS  60061

                 (Address of principal executive offices)

          Registrant's telephone number, including area code:

                             (847) 549-6500

Item 1.     Changes in Control of Registrant.  Not applicable.
            --------------------------------

Item 2.     Acquisition or Disposition of Assets.  Not applicable.
            ------------------------------------

Item 3.     Bankruptcy or Receivership.  Not applicable.
            --------------------------

Item 4.     Changes in Registrant's Certifying Accountant.  Not applicable.
            ---------------------------------------------

Item 5.     Other Events.  Not applicable.
            ------------

Item 6.     Resignation of Registrant's Directors.  Not applicable.
            -------------------------------------

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            The following exhibit is furnished herewith:

            7.1     Pooling and Servicing Agreement between PNC
                    Mortgage Securities Corp., Depositor and Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of October 1, 1998.

Item 8.     Change in Fiscal Year.  Not applicable.
            ---------------------

Item 9.     Sales of Equity Securities Pursuant to Regulation S.  Not
            ---------------------------------------------------
applicable.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   November 6, 1998

                                  PNC MORTGAGE SECURITIES
                                  CORP.
                                  (Registrant)

                                  By: \s\Thomas G.  Lehmann
                                      ---------------------
                                      Thomas G. Lehmann
                                      Vice President
                                     (Authorized Officer)